SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                       October 11, 2000 September 20, 2000


                             STEELTON BANCORP, INC.
        ----------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



          Pennsylvania                   0-26499                25-1830745
------------------------------- ------------------------- ----------------------
(State or Other Jurisdiction       (Commission File No.)      (IRS Employer
     of Incorporation)                                    Identification Number)


51 South Front Street, Steelton, PA                              17113
------------------------------------------                     ----------
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code:          (717) 939-1966
                                                             --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

         On September 20, 2000, the Registrant dismissed its independent auditors, McKonly & Asbury, LLP, and appointed Beard & Company, Inc. as its new independent auditors. The decision to change accountants was approved by the Registrant's Board of Directors.

         McKonly & Asbury's reports on the Registrant's consolidated financial statements for the two fiscal years ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with audits of the two fiscal years ended December 31, 1999 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Registrant and McKonly & Asbury on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of McKonly & Asbury, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports. Effective September 20, 2000, the Registrant engaged Beard & Company as its independent auditors. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Beard & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits
         -----------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

16.1 Letter of concurrence from McKonly & Asbury, LLP regarding change in certifying accountant





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





                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           STEELTON BANCORP, INC.



Date: October 11, 2000                  By:/s/ Harold E. Stremmel
     -----------------                     -------------------------------------
                                           Harold E. Stremmel
                                           President and Chief Executive Officer













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